EXXON MOBIL CORPORATION					EXHIBIT 99.2

1Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M		1Q17	4Q16	3Q16	2Q16	1Q16
Upstream
United States		(18)	(2,328)	(477)	(514)	(832)
Non-U.S.		2,270	1,686	1,097	808	756
Total		2,252	(642)	620	294	(76)
Downstream
United States		292	270	225	412	187
Non-U.S.		824	971	1,004	413	719
Total		1,116	1,241	1,229	825	906
Chemical
United States		529	352	434	509	581
Non-U.S.		642	520	737	708	774
Total		1,171	872	1,171	1,217	1,355

Corporate and financing		(529)	209	(370)	(636)	(375)
Net income attributable to ExxonMobil (U.S. GAAP)		4,010	1,680	2,650	1,700	1,810

Earnings per common share (U.S. GAAP)		0.95	0.41	0.63	0.41	0.43
Earnings per common share
- assuming dilution (U.S. GAAP)		0.95	0.41	0.63	0.41	0.43

Capital and Exploration Expenditures, $M
Upstream
United States		704	817	712	914	1,075
Non-U.S.		2,415	2,755	2,360	3,005	2,904
Total		3,119	3,572	3,072	3,919	3,979
Downstream
United States		205	231	192	227	189
Non-U.S.		340	472	397	415	339
Total		545	703	589	642	528
Chemical
United States		388	405	359	355	434
Non-U.S.		109	125	144	208	177
Total		497	530	503	563	611
Other		8	24	26	34	9

Total Capital and Exploration Expenditures		4,169	4,829	4,190	5,158	5,127

Exploration Expense Charged to Income, $M
Consolidated	- United States	34	42	35	35	108
	- Non-U.S.	253	296	291	409	246
Non-consolidated - ExxonMobil share	- United States	-	-	-	-	-
	- Non-U.S.	14	51	6	5	(10)
Exploration Expenses Charged to Income Included Above		301	389	332	449	344

Effective Income Tax Rate, %		38%	-92%	20%	40%	19%

Common Shares Outstanding, millions
At quarter end		4,237	4,148	4,147	4,147	4,147
Average - assuming dilution		4,223	4,176	4,178	4,178	4,178

Total Cash and Cash Equivalents, $B		4.9	3.7	5.1	4.4	4.8

Total Debt, $B		43.6	42.8	46.2	44.5	43.1

Cash Flow from Operations and Asset Sales, $B
Net cash provided by operating activities		8.2	7.4	5.3	4.6	4.8
Proceeds associated with asset sales		0.7	2.1	1.0	1.0	0.2
Cash flow from operations and asset sales		8.9	9.5	6.3	5.6	5.0

EXXON MOBIL CORPORATION

1Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	1Q17	4Q16	3Q16	2Q16	1Q16
liquids, bitumen and synthetic oil, kbd
United States	513	496	484	495	500
Canada / South America	421	453	437	359	476
Europe	205	208	189	201	218
Africa	433	449	388	494	565
Asia	711	726	651	724	726
Australia / Oceania	50	52	62	57	53
Total liquids production	2,333	2,384	2,211	2,330	2,538

Natural gas production available for sale, mcfd
United States	3,011	2,997	3,058	3,097	3,160
Canada / South America	218	222	220	257	258
Europe	2,768	2,518	1,650	1,749	2,775
Africa	5	7	13	7	2
Asia	3,807	3,698	3,662	3,819	3,794
Australia / Oceania	1,099	982	998	833	735
Total natural gas production available for sale	10,908	10,424	9,601	9,762	10,724

Total worldwide liquids and gas production, koebd	4,151	4,121	3,811	3,957	4,325

Refinery throughput, kbd
United States	1,621	1,604	1,604	1,555	1,602
Canada	397	401	406	246	398
Europe	1,453	1,460	1,476	1,462	1,269
Asia Pacific	652	706	677	718	729
Other Non-U.S.	201	200	202	171	187
Total refinery throughput	4,324	4,371	4,365	4,152	4,185

Petroleum product sales, kbd
United States	2,155	2,227	2,327	2,228	2,218
Canada	494	499	511	479	476
Europe	1,536	1,535	1,553	1,561	1,429
Asia Pacific	708	719	721	760	766
Other Non-U.S.	502	526	473	472	445
Total petroleum product sales	5,395	5,506	5,585	5,500	5,334

Gasolines, naphthas	2,163	2,304	2,298	2,266	2,211
Heating oils, kerosene, diesel	1,833	1,826	1,810	1,752	1,699
Aviation fuels	370	387	421	386	402
Heavy fuels	380	368	358	367	386
Specialty products	649	621	698	729	636
Total petroleum product sales	5,395	5,506	5,585	5,500	5,334

Chemical prime product sales, kt
United States	2,280	2,409	2,320	2,447	2,400
Non-U.S.	3,792	3,900	3,813	3,863	3,773
Total chemical prime product sales	6,072	6,309	6,133	6,310	6,173

EXXON MOBIL CORPORATION

1Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	1Q17 vs. 1Q16	1Q17 vs. 4Q16
Upstream
Prior Period	-76	-642
Realization	2,310	570
Volume / Mix	-150	-
Other	170	2,330
Current Period	2,252	2,252
Downstream
Prior Period	906	1,241
Margin	10	200
Volume / Mix	160	-220
Other	40	-110
Current Period	1,116	1,116
Chemical
Prior Period	1,355	872
Margin	-70	170
Volume / Mix	-	-10
Other	-110	140
Current Period	1,171	1,171

Upstream Volume Factor Analysis, koebd
Prior Period	4,325	4,121
Entitlements - Net Interest	4	-
Entitlements - Price / Spend / Other	-114	-61
Quotas	-	-
Divestments	-6	-3
Growth / Other	-58	94
Current Period	4,151	4,151

Sources and Uses of Funds, $B	1Q17
Beginning Cash	3.7
Earnings	4.0
Depreciation	4.5
Working Capital / Other	-0.3
Proceeds Associated with Asset Sales	0.7
PP&E Adds / Investments and Advances [1]	-4.5
Shareholder Distributions	-3.1
Debt / Other Financing	-0.1
Ending Cash	4.9

1 PP&E Adds / Investments and Advances includes PP&E adds of ($2.9B) and net advances of ($1.6B).

EXXON MOBIL CORPORATION

1Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	1Q17	4Q16	3Q16	2Q16	1Q16
United States
ExxonMobil
Crude ($/b)	45.93	43.38	38.76	37.97	27.11
Natural Gas ($/kcf)	2.83	2.69	2.65	1.74	1.60

Benchmarks
WTI ($/b)	51.83	49.18	44.88	45.48	33.27
ANS-WC ($/b)	53.93	50.01	44.65	45.71	33.76
Henry Hub ($/mbtu)	3.32	2.98	2.81	1.95	2.09

Non-U.S.
ExxonMobil
Crude ($/b)	47.87	44.82	40.96	41.46	28.67
Natural Gas ($/kcf)	5.57	4.97	4.47	4.06	4.80
European NG ($/kcf)	5.55	4.97	4.48	4.35	5.05

Benchmarks
Brent ($/b)	53.78	49.46	45.85	45.57	33.89

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the first quarter of 2017.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.